EXHIBIT 10.1

                    SUBSCRIPTION AND REPRESENTATION AGREEMENT

      The undersigned ("Investor") hereby subscribes for One (1) share of Common Stock, par value of $.001 (the "Stock"), of Omaha Holdings Corp., a Delaware corporation (the "Corporation"), for a total purchase for all shares subscribed hereunder of Ten and no/100 Dollars ($10.00), payable to the Corporation. The Investor understands and agrees that the acceptance of this subscription will be subject to approval by the Corporation and agrees to make payment in cash for the Stock herein subscribed for within twenty (20) days of the date of acceptance of this subscription by the Corporation.

      This agreement will be binding upon successors and permitted assigns of the Investor, as the case may be, and shall inure to the benefit of the Corporation, its successors and permitted assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of Delaware.

      The Investor represents and warrants as follows:

      1. The Investor's principal place of business is in the State of California.

      2. The Investor has such knowledge of the business and financial affairs of the Corporation and possesses a sufficient degree of sophistication, knowledge and experience in financial and business matters such that Investor is capable of evaluating the Stock of the Corporation and the economic risks and speculative nature of acquiring the same.

      3. The Investor understands that there is no current or proposed market for the securities Investor has purchased from the Corporation, that no market may develop for the Stock and even if a market does develop, that there are restrictions on the resale of the Stock and therefore Investor represents that Investor has no need for liquidity with respect to this investment.

      4. The Investor understands the securities sold in this offering have not been registered under the Securities Act of 1933, nor under any securities act of any state and do not meet any state standards of fairness for a registered public offering.

      5. The Investor understands that the Corporation will not be in a position to pay cash dividends in the foreseeable future and therefore Investor represents that Investor has no need for immediate income from this investment.

      6. The Investor has purchased the securities of the Corporation for Investor's own account, as principal, for investment purposes only and without a view to resale, transfer or distribute said securities.

      7. The Investor represents that the dollar amount of this investment does not exceed 10% of Investor's net worth.


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      The Investor agrees as follows:

      1. That all certificates for the shares of Stock to be purchased pursuant to this Subscription Agreement and all certificates in exchange therefor or in replacement thereof shall contain a legend in substantially the following language:

      The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the Act) or qualified or registered under the securities act of any state. The Securities are being offered and sold pursuant to an exemption from registration and qualification under the Act and applicable state securities laws. The Securities may not be offered for sale, sold, pledged, or otherwise transferred except pursuant to an effective registration statement under the Act and registration or qualification under applicable state securities laws or under an applicable exemption from registration or qualification.

      2. That the  Corporation  may make a  notation  in its  records  or in the
records  of  any   transfer   agent  with  respect  to  the   restriction   upon
transferability of the Stock to be purchased under this Subscription Agreement.

      3. To indemnify the Corporation, its officers, directors and shareholders and to hold such persons and firm harmless of liability, costs, or expenses, including reasonable attorneys' fees, arising as a result of the sale, transfer, offers for sale or distribution of the Stock to be purchased hereunder by it in violation of the Securities Act of 1933, as amended, or any other applicable law.

      4. That Investor's rights hereunder are not assignable.

      5. That the certificate representing the shares to be purchased by the Investor in accordance with this Subscription Agreement shall be registered in the name of the Investor's subscriber.

                                         AMERICAN TECHNOLOGIES
                                         GROUP, INC., a Nevada corporation,

                                         By:_________________________________
                                         Name:___________________________
                                         Title:____________________________

      Accepted this ___ day of __________________, 2005.


                                         OMAHA HOLDINGS CORP.,
                                         a Delaware corporation,

                                         By:________________________________
                                            Michael S. Luther, President



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